EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson FA Acquisition LLC, MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners II LLC, MatlinPatterson Global Opportunities Partners II L.P., MatlinPatterson Global Opportunities Partners (Cayman) II L.P., David J. Matlin, Mark R. Patterson, Frank Plimpton and Chris Pechock, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of First Albany Companies Inc., a New York corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 25th day of May 2007.

MATLINPATTERSON FA ACQUISITION LLC

By:	/s/ Robert A. Weiss
Name Robert A. Weiss
Title

MATLINPATTERSON LLC

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Member

MATLINPATTERSON ASSET MANAGEMENT LLC

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Chairman

MATLINPATTERSON GLOBAL ADVISERS LLC

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Chairman

MATLINPATTERSON GLOBAL PARTNERS II LLC

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Director

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS II L.P By: MatlinPatterson Global Partners II LLC, its general partner

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Director

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (Cayman) L.P. By: MatlinPatterson Global Partners II LLC, its general partner

By:	/s/ Mark R. Patterson
Name Mark R. Patterson
Title Director

DAVID J. MATLIN

By:	/s/ David J. Matlin
Name David J. Matlin

MARK R. PATTERSON

By:	/s/ Mark R. Patterson
Name Mark R. Patterson

FRANK PLIMPTON

By:	/s/ Frank Plimpton
Name Frank Plimpton

CHRISTOPHER PECHOCK

By:	/s/ Christopher Pechock
Name Christopher Pechock